FSV-S1 P1, P2, P4

05/12

SUPPLEMENT DATED MAY 4, 2012

TO THE PROSPECTUSES

DATED MAY 1, 2012 OF

Franklin Small Cap Value Securities Fund

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  The portfolio management team under the “Fund Summary - Portfolio Managers" section on page FSV-S1 is revised as follows:

Portfolio Managers

WILLIAM J. LIPPMAN   President of Advisory Services and portfolio manager of the Fund since inception (1998).

BRUCE C. BAUGHMAN, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).

MARGARET MCGEE   Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).

DONALD G. TAYLOR, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).

II. The portfolio management team under the “Fund Details - Management" section beginning on page FSV-D1 is revised as follows:

WILLIAM LIPPMAN  President of Advisory Services

Mr. Lippman has been the lead portfolio manager of the Fund since its inception and became a co-lead in 2007. He joined Franklin Templeton Investments in 1988.

BRUCE BAUGHMAN Senior Vice President of Advisory Services

Mr. Baughman has been a portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1988.

MARGARET MCGEE Vice President of Advisory Services

Ms. McGee has been a portfolio manager of the Fund since its inception. She joined Franklin Templeton Investments in 1988.

DONALD G. TAYLOR, CPA  Senior Vice President of Advisory Services

Mr. Taylor has been a portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1996.

Please keep this supplement for future reference.